Exhibit 99.1

CMS Energy Announces Proposed Offering of $650 Million of Convertible Senior Notes Due 2028

JACKSON, Mich., May 1, 2023 – CMS Energy Corporation (“CMS Energy”) (NYSE: CMS) announced today that it intends to offer, subject to market and other conditions, $650 million aggregate principal amount of its convertible senior notes due 2028 (the “convertible notes”) in a private placement under the Securities Act of 1933, as amended (the “Securities Act”). CMS Energy also intends to grant to the initial purchasers of the convertible notes an option to purchase, within a 13-day period from, and including, the date on which the convertible notes are first issued, up to an additional $100 million aggregate principal amount of the convertible notes.

CMS Energy intends to use the net proceeds from the offering of the convertible notes to redeem, repurchase or otherwise repay CMS Energy’s existing consolidated indebtedness and to use the remainder of the proceeds, if any, for general corporate purposes.

The convertible notes will be the senior, unsecured obligations of CMS Energy, and will be convertible at the option of the holders of such convertible notes upon satisfaction of certain conditions and during certain periods. Interest will be payable semiannually in arrears. CMS Energy will settle conversions of the convertible notes by paying cash up to the aggregate principal amount of the convertible notes to be converted and paying or delivering, as the case may be, cash, shares of its common stock, $0.01 par value per share, or a combination of cash and shares of its common stock, at its election, in respect of the remainder, if any, of its conversion obligation in excess of the aggregate principal amount of the convertible notes being converted.

The offering is being made to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act. Any offers of the convertible notes will be made only by means of a private offering memorandum. None of the convertible notes or any shares of the common stock issuable upon conversion of the convertible notes have been or are expected to be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States or to U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. No assurance can be made that the offering of the convertible notes will be completed on its anticipated terms, or at all.

This news release does not constitute an offer to sell or the solicitation of an offer to buy these securities, nor will there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

CMS Energy (NYSE: CMS) is a Michigan-based energy company featuring Consumers Energy Company, an electric and gas utility (“Consumers”), as its primary business. It also owns and operates independent power generation businesses.

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For more information on CMS Energy, please visit our website at cmsenergy.com.
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Media Contact: Brian Wheeler, brian.wheeler@cmsenergy.com

Forward-Looking Information

This news release includes forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on management’s beliefs and assumptions and can often be identified by terms and phrases that include “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” “potential,” “forecast,” “target,” “guidance,” “outlook,” or other similar terminology. Various factors may cause actual results to be materially different than the suggested outcomes within forward-looking statements; accordingly, there is no assurance that such results will be realized. These factors include, but are not limited to: the impact and effect of recent events, such as worsening trade relations and geopolitical tensions with China, and the responses to these events, and related economic disruptions including, but not limited to, labor shortages, inflation, and supply chain disruptions; the impact of new regulation by the Michigan Public Service Commission (“MPSC”), the Federal Energy Regulatory Commission (“FERC”), and other applicable governmental proceedings and regulations, including any associated impact on electric or gas rates or rate structures; potentially adverse regulatory treatment or failure to receive timely regulatory orders affecting Consumers that are or could come before the MPSC, FERC, or other governmental authorities; changes in the performance of or regulations applicable to Midcontinent Independent System Operator, Inc., Michigan Electric Transmission Company, LLC (a non-affiliated company), pipelines, railroads, vessels, or other service providers that CMS Energy, Consumers, or any of their affiliates rely on to serve their customers; the adoption of or challenges to federal or state laws or regulations or changes in applicable laws, rules, regulations, principles, or practices, or in their interpretation, such as those related to energy policy, Retail Open Access, which allows electric generation customers to choose alternative electric suppliers pursuant to Michigan’s Public Acts 141 and 142 of 2000, as amended, the Public Utility Regulatory Policies Act of 1978, infrastructure integrity or security, cybersecurity, gas pipeline safety, gas pipeline capacity, energy waste reduction, the environment, regulation or deregulation, reliability, health care reforms (including comprehensive health care reform enacted in 2010), taxes, accounting matters, climate change, air emissions, renewable energy, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, and other business issues that could have an impact on CMS Energy’s, Consumers’, or any of their affiliates’ businesses or financial results; factors affecting operations, such as costs and availability of personnel, equipment, and materials; weather and climate conditions; natural disasters; catastrophic weather-related damage; scheduled or unscheduled equipment outages; maintenance or repairs; contractor performance; environmental incidents; failures of equipment or materials; electric transmission and distribution or gas pipeline system constraints; interconnection requirements; political and social unrest; general strikes; the government and/or paramilitary response to political or social events; and changes in trade policies or regulations; increased frequency or intensity of storms and other adverse weather events due to climate change that could negatively impact infrastructure owned by CMS Energy or Consumers; the ability of CMS Energy and Consumers to execute cost-reduction strategies; potentially adverse regulatory or legal interpretations or decisions regarding environmental matters, or delayed regulatory treatment or permitting decisions that are or could come before agencies such as the Michigan Department of Environment, Great Lakes, and Energy, the U.S. Environmental Protection Agency, FERC, and/or the U.S. Army Corps of Engineers, and potential environmental remediation costs associated with these interpretations or decisions, including those that may affect Consumers’ coal ash management or routine maintenance, repair, and replacement classification under New Source Review, a construction-permitting program under the Federal Clean Air Act of 1963, as amended; changes in energy markets, including availability, price, and seasonality of electric capacity and the timing and extent of changes in commodity prices and availability and deliverability of coal, natural gas, natural gas liquids, electricity, oil, gasoline, diesel fuel, and certain related products; the price of CMS Energy common stock, the credit ratings of CMS Energy and Consumers, capital and financial market conditions, and the effect of these market conditions on CMS Energy’s and Consumers’ interest costs and access to the capital markets, including availability of financing to CMS Energy, Consumers, or any of their affiliates; the potential effects on the credit and capital markets of the transition from LIBOR to an alternative reference interest rate, including the secured overnight financing rate (“SOFR”), which may perform differently than LIBOR and could result in increased interest rate expense; the investment performance of the assets of CMS Energy’s and Consumers’ pension and benefit plans, the discount rates, mortality assumptions, and future medical costs used in calculating the plans’ obligations, and the resulting impact on future funding requirements; the impact of the economy, particularly in Michigan, and potential future volatility in the financial and credit markets on CMS Energy’s, Consumers’, or any of their affiliates’ revenues, ability to collect accounts receivable from customers, or cost and availability of capital; changes in the economic and financial viability of CMS Energy’s and Consumers’ suppliers, customers, and other counterparties and the continued ability of these third parties, including those in bankruptcy, to meet their obligations to CMS Energy and Consumers; population changes in the geographic areas where CMS Energy and Consumers conduct business; national, regional, and local economic, competitive, and regulatory policies, conditions, and developments; loss of customer demand for electric generation supply to alternative electric suppliers, increased use of self-generation including distributed generation, energy waste reduction, or energy storage; loss of customer demand for natural gas due to alternative technologies or fuels; restricted ability to construct natural gas infrastructure due to environmental regulations or other governmental action; ability of Consumers to meet increased renewable energy demand due to customers seeking to meet their own sustainability goals in a timely and cost-efficient manner; the reputational or other impact on CMS Energy and Consumers of the failure to achieve greenhouse gas reduction goals related to reducing their impact on climate change; adverse consequences of employee, director, or third-party fraud or non-compliance with codes of conduct or with laws or regulations; federal regulation of electric sales, including periodic re-examination by federal regulators of CMS Energy’s and Consumers’ market-based sales authorizations; any event, change, development, occurrence, or circumstance that could impact the implementation of the Clean Energy Plan, including any action by a regulatory authority or other third party to prohibit, delay, or impair the implementation of the Clean Energy Plan; the availability, cost, coverage, and terms of insurance, the stability of insurance providers, and the ability of Consumers to recover the costs of any insurance from customers; the effectiveness of CMS Energy’s and Consumers’ risk management policies, procedures, and strategies, including strategies to hedge risk related to interest rates and future prices of electricity, natural gas, and other energy-related commodities; factors affecting development of electric generation projects, gas transmission, and gas and electric distribution infrastructure replacement, conversion, and expansion projects, including factors related to project site identification, construction material pricing, schedule delays, availability of qualified construction personnel, permitting, acquisition of property rights, community opposition, and government approvals; potential disruption to, interruption of, or other impacts on facilities, utility infrastructure, operations, or backup systems due to accidents, explosions, physical disasters, global pandemics, cyber incidents, civil unrest, vandalism, war, or terrorism, and the ability to obtain or maintain insurance coverage for these events; changes or disruption in fuel supply, including but not limited to supplier bankruptcy and delivery disruptions; potential costs, lost revenues, reputational harm, or other consequences resulting from misappropriation of assets or sensitive information, corruption of data, or operational disruption in connection with a cyberattack or other cyber incident; potential disruption to, interruption or failure of, or other impacts on information technology backup or disaster recovery systems; technological developments in energy production, storage, delivery, usage, and metering; the ability to implement technology successfully; the impact of CMS Energy’s and Consumers’ integrated business software system and its effects on their operations, including utility customer billing and collections; adverse consequences resulting from any past, present, or future assertion of indemnity or warranty claims associated with assets and businesses previously owned by CMS Energy or Consumers, including claims resulting from attempts by foreign or domestic governments to assess taxes on or to impose environmental liability associated with past operations or transactions; the outcome, cost, and other effects of any legal or administrative claims, proceedings, investigations, or settlements; the reputational impact on CMS Energy and Consumers of operational incidents, violations of corporate policies, regulatory violations, inappropriate use of social media, and other events; restrictions imposed by various financing arrangements and regulatory requirements on the ability of Consumers and other subsidiaries of CMS Energy to transfer funds to CMS Energy in the form of cash dividends, loans, or advances; earnings volatility resulting from the application of fair value accounting to certain energy commodity contracts or interest rate contracts; changes in financial or regulatory accounting principles or policies (e.g., the adoption of the hypothetical liquidation at book value method of accounting for certain non-regulated renewable energy projects); and other matters that may be disclosed from time to time in CMS Energy’s and Consumers’ SEC filings, or in other public documents.

Additional risks and uncertainties are identified and discussed in CMS Energy’s and Consumers’ reports filed with the SEC and are available at the SEC’s website. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements included or incorporated by reference in this news release might not occur or might occur to a different extent or at a different time than described. Forward-looking statements speak only as of the date they are made and CMS Energy expressly disclaims an obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.